united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 06/30/17

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio
A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2017

Distributed by Northern Lights Distributors, LLC
Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid-Year 2017 Market Commentary

Strong Returns and Low Market Volatility was a Favorable Combination for the First Half

Halfway through the year, TOPS portfolio returns range from mid single digits to high single digits for the varying risk levels. All underlying ETFs held in the TOPS portfolios showed positive first half returns, except a small position in energy, and several had double-digit gains. Prices were also quite stable with no significant pullbacks. International stocks outpaced U.S. stocks and corporate debt outpaced treasuries, boosting results for TOPS. Needless to say, we would be very happy to experience similar returns in the second half of the year.

As usual, we will begin by discussing year-to-date returns and will then shift to addressing topics that may prove important to TOPS portfolio strategies over the remainder of the year and looking out into 2018, including:

1)	In January, we noted low stock volatility levels and warned higher market volatility may come in 2017. However, markets have reacted to all events, both political and economic, with equanimity. Can this low volatility persist?

2)	Valuations appear historically rich for virtually all sectors of the stock and bond markets. How risky are the markets at this point?

3)	Central banks around the world are reversing monetary stimulus. How does that impact the economy?

Second Quarter and Year to Date Market Review

The rising tide lifted nearly all boats in the first half of 2017. According to Morningstar, most popular fund types rose in Q2, whether focused on stocks or bonds, US or foreign. The breadth of the rally is reflected in a few additional reports, as Fidelity stated the average 401(k) balance is at a record high. Finally, the Wall Street Journal reported that all but four of the 30 largest stock market indexes have risen this year. They note that only 4 first half rallies in the past 20 years have been as widespread as this year’s gains.

The diversified TOPS portfolios were well-positioned to take advantage of this broad advance. For Q2, stock index leaders included Developed International (Vanguard FTSE – VEU) +5.74%, Small Cap International (Vanguard FTSE SmallCap -VSS) +6.14% and S&P 500 Growth (IVW) +4.42%. Emerging Markets also contributed, as did both international and domestic REITs. In spite of a weak quarter for natural resources, Guggenheim Global Timber (CUT) rallied sharply gaining 8.47% for the quarter. S&P 500 Value, S&P MidCap and S&P SmallCap all trailed the returns of the S&P 500, as Growth stocks fueled S&P 500 returns.

Despite another Fed Funds rate increase in June, the yield on the US Treasury 10-year bond dropped modestly from 2.4% to 2.3% during Q2 and the Barclays US Aggregate returned 1.45% for the quarter. Continued US Dollar weakness helped Local Currency Emerging Market bonds to lead the way for fixed income in Q2 with a 3.44% return. US corporates and broader international bond sectors also outperformed the Barclays US Aggregate.

For the first half overall, domestic equities did well. In a continuation of Q1 leadership, relative gains were ranked in the opposite order of full year 2016. Over the first half of 2017, the S&P 500 total return was +9.3%, S&P MidCap was +6.0% and S&P was SmallCap +2.8%. The same pattern held in the battle between S&P 500 Value and Growth, as Growth returned +13.15% vs. Value at +4.67%. Surges in market values for the FAANG stocks (Facebook, Apple, Amazon, Netflix and Google) have pushed them to over 10% of the S&P 500 and 20% of S&P Growth. With such a high concentration in these indexes, strong buying pressure has been a big driver of index returns.

The “pause” in the US Dollar (USD) rally we discussed earlier this year has turned into a bona fide decline as the USD dropped to its lowest level since October 2016 towards the end of Q2. Expectations of Central Bank actions have shifted significantly over that timeframe. While the US Fed has led the way in reducing monetary stimulus, central banks in Europe, the UK and Canada have all signaled they, too may be tightening. In addition, improving economic growth prospects for international economies relative to slowing US growth forecasts have contributed to a weaker USD.

As we noted last year, international equity valuations appeared relatively attractive vs. US valuations, which combined with USD weakness and improved earnings has invited strong investment inflows to international equities recently. Year-to-date (YTD) returns have been robust, as shown by the TOPS International (FTSE) ETFs: Vanguard Ex-US (VEU) +14.84%, Vanguard ex-US SmallCap +15.95% and Vanguard Emerging Markets (VWO) +15.03%.

The YTD Barclays US Aggregate Bond Index return was +2.27% and, as noted earlier, the rising trend of 10 year US Treasury bond yields paused in Q1. The Federal Reserve rate increase to 1.0% in March and 1.25% in June has not led to higher longer maturity bond yields thus far. Returns for US Treasuries were slightly positive all along the yield curve in the first half, as the curve flattened a bit. Significantly stronger returns were recorded by Emerging Markets local currency bonds at +9.73% and from both investment grade US corporates and the US High Yield sector at approximately 4%.

Will Market Volatility Remain at Historic Low Levels?

Most investors have heard of the Volatility Index (VIX). The value of VIX relates to the cost of insuring against sharp price movements (ie, volatility) via options contracts. Supply and demand for the options causes VIX to rise and fall, much like any traded asset. Nobody knows what the actual price movements will be, but a high VIX indicates a lot of investors want to insure against sharp volatility, which is why the VIX is also known as the “fear index”. Currently, many people are aware that VIX is at a very low level, which is generally seen as a sign of investor complacency.

Low volatility is further reflected in the price movements of the S&P 500 so far this year. The first trading day in 2017 with a 1% or more daily change in the S&P 500 was in March. According to Strategas Research Partners, the S&P has averaged well over 100 such days yearly over the past 35 years. Another way to think about volatility is the maximum drawdown (price change from a trading high to a trading low) so far in 2017 is 2.8%. Since 1928 the only year with a smaller maximum drawdown was in 1995. Of course, we are only halfway through 2017 and things could change, but stocks have been very smooth overall.

So far, there have been numerous news events that might have started a chain reaction of greater volatility, including President Trump’s tweets, the firing of FBI director James Comey, the failure of the House version of ACA repeal/replace, two Fed rate hikes, the Fed’s signal that it would start reducing its large balance sheet, the ECB QE reduction, China’s overstressed banking system, numerous terrorist attacks, North Korean nuclear tests, the UK election results, volatile oil prices, obvious signs of Russian interference in US elections, the WannaCry ransomware virus, surging Bitcoin prices and the list goes on. The point is investors have remained calm and optimistic in the face of a lot of news. The certain answers are that volatility will not stay low forever and that we cannot predict the Black Swan that will usher in higher volatility. These truths are bedrock to our philosophy of strategic, diversified portfolios.

With Market Valuations Above Historic Norms, Are Stocks and Bonds Really Risky?

Valuations are higher than normal and that means (all else equal) risks are higher than when valuations were at normal levels. “All else equal” is the key to this discussion. If fundamentals such as earnings and dividends improve significantly, forward valuations won’t turn out to be as high as they now appear. If other fundamentals such as inflation and interest rates hold steady at very low levels, higher equity valuations may not be a problem.

Nonetheless, it is difficult to ignore the fact US stocks entered 2017 with relatively high valuations and they are now even higher. The TOPS Portfolio Management Team monitors valuations by ranking the current index p/e’s (historical P/E) versus monthly data from the past 20 years. Large, mid and small cap stocks are currently above the 80th percentile compared to values over the last 20 years.

The valuation story is similar for bonds. The 10 year US Treasury Bond (10UST) yield hit an all-time low of 1.37% a year ago, but that was with short rates at 0.50%. With Fed Funds now at 1.25%, how much lower (more highly valued) can the 10UST get versus its current 2.3% yield?

Our answer to this section’s question is that US stocks AND bonds look fully valued on the surface– which heightens the risk of volatility should something happen to shatter the optimism/complacency of investors discussed in the prior section.

The situation is somewhat different for international investments, even after their strong relative performance this year. Perhaps the leadership trend is finally shifting – returns of US stocks had nearly doubled those of developed international and tripled the returns of EM over the last 5 years. We have discussed this many times and conclude that the strong USD, better US economic growth and stronger US earnings prospects were the primary drivers. Each of these factors has shifted in favor of international this year, and foreign valuations were already less rich. The case for significant strategic exposure to international markets is one we continue to strongly support.

Will Central Bank Actions Impact the Markets?

Globally, Central Banks have flooded the markets with liquidity over the past 8 years. Since economic growth has been slow, the liquidity flowed into assets such as stocks, bonds, housing and commercial real estate. Confidence in the Central Bankers as backstops to any price downturns created strong demand for what may eventually turn out to be overvalued assets. If history is a guide, the belief in the Central Bankers ability to reverse their unprecedented actions since 2009 will bring grief to many investors. The fact the US Fed and the ECB are trying to figure this out simultaneously is certainly a concern.

We don’t fully subscribe to the common worry that reduced stimulus raises the risk of recession. Every post WWII recession began with an inverted yield curve and it generally takes a while for the curve to impact the economy enough to cause a slowdown that can morph into a recession. Now, the yield curve is still solidly positive. Depending on the outcome of healthcare and tax reform legislation, “animal spirits” could still be unleashed and the Trump Trade could resume. We will continue to closely monitor whether the hard data changes, but at this time signs of recession are not apparent.

Portfolio Strategies

The TOPS strategy for managing globally diversified portfolios is focused on optimizing risk adjusted returns. Consensus forecasts indicate the growth rate of the global economy is improving modestly. Global equities are at relatively high valuations, but stronger economies generally lead to stronger earnings. While it appears to us that interest rates will rise somewhat globally, the absence of inflation and the presence of high demand for fixed income should moderate any increase that develops. As always, we are constantly analyzing the markets and economy for indications that changes to the TOPS portfolios are necessary. We believe the portfolios are appropriately structured for the current environment.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

Equity markets were eerily calm as realized volatility remained exceptionally low during the first month of the year. For both the S&P 500 and MSCI Emerging Markets indices, there has been only one January over the past 30 years when volatility was lower than it was in January 2017. Similarly, there have only been two Januarys in the history of the VIX volatility index (dating back to 1990) when the daily average was lower than it was this January. This low volatility meant that the TOPS Managed Risk Flex ETF Portfolio maintained maximum respective equity allocations throughout all of January.

Volatility in February was lower than it was in January across nearly every segment of the capital markets. Accordingly, TOPS Managed-Risk Growth, Moderate and Conservative Portfolios maintained their maximum respective equity allocations throughout the month.

Equity market volatility climbed in March from the lower end of its 12-month range. The increase, while large on a relative basis, was not sufficient to cause a reduction in the net equity allocation in any of TOPS Managed Risk Funds. Accordingly, the TOPS Managed Risk Flex ETF Portfolio maintained maximum respective equity allocations through the entire month.

Realized equity market volatility increased in April even as implied volatility declined. International developed-equity market volatility touched its year-to-date high, but nevertheless remained low by historical standards. After declining for several months, correlations between domestic and international equity markets edged higher in April. However, this was offset by a lower correlation between domestic stock and bond markets, helping to reduce volatility in a diversified portfolio. This ongoing low volatility meant that the TOPS Managed Risk Flex ETF Portfolio maintained maximum equity allocation throughout April.

Apart from a brief modest increase in the middle of the month, global equity market volatility in May extended its low year-to-date trend. By way of context, year-to-date volatilities across U.S., developed and emerging equity markets have exhibited about two-thirds of their average volatilities during the five years prior to 2017. For the TOPS Managed Risk Flex

ETF Portfolio, the low equity market volatility has again resulted in each Portfolio maintaining its maximum respective equity allocation throughout the month, enabling them to participate in May’s strong global equity market returns.

The volatility levels of broad segments of the global equity market remained low in June, but reversed course. After pushing higher in May, the volatility of US and developed market equities edged lower in June, while emerging market equity volatility changed direction and trended steadily higher. At mid-month, the volatility of the S&P 500 touched its lowest point since February; looking back even further, the first six months of 2017 marked the lowest volatility the S&P 500 has exhibited during the first half of a calendar year in the last 50 years. June’s low volatility meant that the TOPS Managed Risk Flex maintained maximum equity allocation throughout the month.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float -adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float -adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds , government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0- 5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

8103-NLD-8/2/2017

TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2017

The Portfolio’s performance figures* for the periods ended June 30, 2017, as compared to its benchmark:

			Performance Since
	Six	One	Inception (8/27/13)
	Months	Year	(Annualized)
TOPS Managed Risk Flex ETF Portfolio	5.05%	8.24%	3.53%
S&P 500 Total Return Index**	9.34%	17.90%	13.23%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 1.06%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2017	% of Net Assets
Equity Funds	49.6%
Debt Funds	38.7%
Other/Cash & Cash Equivalents	11.7%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares				Fair Value
	EXCHANGE TRADED FUNDS - 88.3%
	DEBT FUNDS - 38.7%
201,571	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund			$4,949,576
23,441	iShares 1-3 Year Treasury Bond ETF			1,980,530
48,062	iShares 3-7 Year Treasury Bond ETF			5,939,021
19,461	iShares Floating Rate Bond ETF			990,954
56,247	iShares iBoxx $ High Yield Corporate Bond ETF			4,971,672
57,487	iShares iBoxx $ Investment Grade Corporate Bond ETF			6,927,758
94,907	PIMCO 1-5 Year U.S. TIPS Index ETF			4,951,298
85,675	PowerShares Senior Loan Portfolio			1,982,520
129,417	SPDR Bloomberg Barclays Short Term Corporate Bond ETF			3,965,337
104,474	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF			1,973,514
37,536	Vanguard Mortgage-Backed Securities ETF			1,976,646
36,239	Vanguard Total International Bond ETF			1,969,952
				42,578,778
	EQUITY FUNDS - 49.6%
69,842	FlexShares Global Upstream Natural Resources Index Fund			1,995,386
35,086	Guggenheim MSCI Global Timber			1,002,407
28,640	iShares Core S&P Mid-Cap ETF			4,981,928
71,282	iShares Core S&P Small-Cap ETF			4,997,581
57,792	iShares S&P 500 Growth ETF			7,908,835
104,408	iShares S&P 500 Value ETF			10,958,664
11,329	Vanguard Energy ETF			1,002,616
178,171	Vanguard FTSE All-World ex-US ETF			8,913,895
18,389	Vanguard FTSE All World ex-US Small-Cap ETF			1,988,219
97,267	Vanguard FTSE Emerging Markets ETF			3,971,412
52,633	Vanguard Global ex-U.S. Real Estate ETF			2,960,606
8,175	Vanguard Materials ETF			994,080
35,378	Vanguard REIT ETF			2,944,511
				54,620,140
	TOTAL EXCHANGE TRADED FUNDS (Cost - $90,929,958)			97,198,918

	SHORT-TERM INVESTMENTS - 12.1%
	MONEY MARKET FUND - 11.8%
12,979,402	STIT - Government & Agency Portfolio, Institutional Class - 0.89% (a)			12,979,402

Principal		Coupon (b)	Maturity
	U.S. TREASURY BILL - 0.3%
$300,000	United States Treasury Bill (c)	0.95%	9/21/2017	299,351

	TOTAL SHORT-TERM INVESTMENTS (Cost - $13,278,753)			13,278,753

	TOTAL INVESTMENTS - 100.4% (Cost - $104,208,711) (d)			$110,477,671
	OTHER ASSETS AND LIABILITIES - NET - (0.4)%			(398,388)
	TOTAL NET ASSETS - 100.0%			$110,079,283

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

TIPS - Treasury Inflation Protected Security

(a)	Variable rate security, the money market rate shown represents the rate at June 30, 2017.

(b)	Represents discount rate at time of purchase.

(c)	All or a portion of this security may be held as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $104,769,229 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,874,175
Unrealized depreciation:	(165,733)
Net unrealized appreciation:	$5,708,442

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

		Unrealized
Contracts		Appreciation (Depreciation)
	LONG FUTURES CONTRACTS
10	MSCI EAFE Index Mini September 2017
	(Underlying Face Amount at Value $944,800)	$2,833
18	MSCI Emerging Market Index Mini September 2017
	(Underlying Face Amount at Value $907,470)	7,259
12	Russell 2000 Index Mini September 2017
	(Underlying Face Amount at Value $848,580)	(1,904)
10	S&P 500 Index E-Mini September 2017
	(Underlying Face Amount at Value $1,210,450)	(3,713)
4	S&P Midcap 400 Index E-Mini September 2017
	(Underlying Face Amount at Value $698,440)	(4,425)

	NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS	$50

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
June 30, 2017 (Unaudited)

Assets:
Total Investments in securities, at cost	$104,208,711
Total Investments in securities, at value	$110,477,671
Receivable for securities sold	62,287
Interest and dividends receivable	25,948
Deposits with Broker	4,810
Receivable for Portfolio shares sold	408
Unrealized appreciation on futures contracts	50
Total Assets	110,571,174
Liabilities:
Payable for Portfolio shares redeemed	56,654
Payable for securities purchased	358,600
Accrued investment advisory fees	27,048
Accrued distribution (12b-1) fees	40,573
Payable to related parties and administrative service fees	9,016
Total Liabilities	491,891
Net Assets	$110,079,283

Net Assets Consist Of:
Paid in capital	$104,999,187
Undistributed net investment income	1,700,502
Accumulated net realized loss on investments and futures contracts	(2,889,416)
Net unrealized appreciation on investments and futures contracts	6,269,010
Net Assets	$110,079,283
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	9,796,782

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.24

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividend income	$926,863
Interest income	37,185
Total Investment Income	964,048

Expenses:
Investment advisory fees	155,445
Distribution fees (12b-1)	233,167
Related parties and administrative service fees	51,815
Total Expenses	440,427
Net Investment Income	523,621

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	(111,950)
Futures contracts	346,451
Total net realized gain	234,501
Net change in unrealized appreciation on:
Investments	4,221,756
Futures contracts	53,977
Total unrealized appreciation	4,275,733
Net Realized and Unrealized Gain on Investments	4,510,234

Net Increase in Net Assets Resulting from Operations	$5,033,855

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$523,621	$1,177,194
Net realized gain (loss) on investments and futures contracts	234,501	(1,759,268)
Distributions of realized gains by underlying investment companies	—	50
Net change in unrealized appreciation on investments and futures contracts	4,275,733	4,872,182
Net increase in net assets resulting from operations	5,033,855	4,290,158
From Distributions to Shareholders:
From net investment income:	—	(639,655)

Total distributions to shareholders	—	(639,655)

From Shares of Beneficial Interest:
Proceeds from shares sold	10,121,188	29,436,477
Reinvestment of distributions	—	639,655
Cost of shares redeemed	(2,526,955)	(3,822,569)
Net increase in net assets from share transactions of beneficial interest	7,594,233	26,253,563

Total Increase In Net Assets	12,628,088	29,904,066

Net Assets:
Beginning of period	97,451,195	67,547,129
End of period	$110,079,283	$97,451,195
* Includes undistributed net investment income of:	$1,700,502	$1,176,881

SHARE ACTIVITY
Shares Sold	918,423	2,809,871
Shares Reinvested	—	60,804
Shares Redeemed	(229,604)	(366,055)
Net increase in shares of beneficial interest outstanding	688,819	2,504,620

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period.

	Six Months Ended
	June 30, 2017		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of period	$10.70		$10.23	$10.88	$10.62		$10.00
Income (loss) from investment operations:
Net investment income (b) (c)	0.06		0.15	0.13	0.17		0.11
Net realized and unrealized gain (loss) on investments and futures contracts	0.48		0.40	(0.69)	0.10		0.51
Total income (loss) from investment operations	0.54		0.55	(0.56)	0.27		0.62
Less distributions from:
Net investment income	—		(0.08)	(0.05)	(0.01)		—
Net realized gain	—		—	(0.04)	(0.00	) (d)	—
Total distributions	—		(0.08)	(0.09)	(0.01)		—
Net asset value, end of period	$11.24		$10.70	$10.23	$10.88		$10.62
Total return (e)	5.05%		5.36%	(5.20)%	2.54%		6.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$110,079		$97,451	$67,547	$36,415		$3,583
Ratio of expenses to average net assets (f)	0.85	% (g)	0.85%	0.85%	0.85%		0.85	% (g)
Ratio of net investment income to average net assets (c) (f)	1.01	% (g)	1.45%	1.21%	1.54%		3.09	% (g)
Portfolio turnover rate	9	% (h)	14%	18%	25%		3	% (h)

(a)	The TOPS® Managed Risk Flex ETF Portfolio commenced operations on August 27, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS
June 30, 2017 (Unaudited)

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end investment companies funds.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$97,198,918	$—	$—	$97,198,918
Short-Term Investments	12,979,402	299,351	—	13,278,753
Long Futures Contracts **	50	—	—	50
Total	$110,178,370	$299,351	$—	$110,477,721

The Portfolio did not hold any Level 3 securities during the period. There were no transfers into or out of any level during the period.

It is the Portfolio’s policy to record transfers between levels at the end of the period.

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions in the open tax years (2014 - 2016) or expected to be taken in the Portfolio’s 2017 tax returns. The Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2017, the Portfolio had a net realized gain from futures contracts subject to equity price risk of $346,451 reported in the Statement of Operations. For the six months ended June 30, 2017, the Portfolio had a net change in unrealized appreciation of $53,977 from futures contracts subject to equity price risk.

The notional value of the derivative instruments outstanding as of June 30, 2017 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Offsetting of Financial Assets and Derivative Assets

It is the Portfolio’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures contracts. During the six months ended June 30, 2017, the Portfolio was subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2017:

Assets:						Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets		Gross Amounts Offset in the Statement of Assets & Liabilities		Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments		Cash Collateral Pledged	Net Amount
Futures Contracts	$50	(1)	$—	(1)	$50	$50	(2)	$—	$—
Total	$50		$—		$50	$50		$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $15,425,607 and $8,300,701, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Advisory Agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2017, the Advisor earned $155,445 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2017, the Portfolio paid $233,167 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the six months ended June 30, 2017, the Trustees received fees in the amount of $4,754 on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2017, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Portfolio distributions paid for the year ended December 31, 2016 and December 31, 2015 were as follows:

For the year ended December 31, 2016			For the year ended December 31, 2015
Ordinary	Long-Term		Ordinary	Long-Term
Income	Capital Gains	Total	Income	Capital Gains	Total
$639,655	$—	$639,655	$461,224	$13,745	$474,969

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$1,176,881	$—	$(2,617,326)	$—	$1,486,686	$46,241

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of 1256 futures contracts.

At December 31, 2016, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains, if any, as follows:

Non-Expiring
Short-Term	Long-Term	Total
$1,218,625	$1,398,701	$2,617,326

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
June 30, 2017

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	1-1-17	6-30-17	Period *	6-30-17	Period*
TOPS Managed Risk Flex ETF Portfolio	0.85%	$1,000.00	$1,050.50	$4.32	$1,020.58	$4.26

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/29/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/29/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 08/29/17